SCHEDULE 14A INFORMATION

          Proxy  Statement  Pursuant  to  Section  14(a)  of the Securities
                                    Exchange Act of 1934
                                     (Amendment No.  - )

          Filed by the Registrant [X]
          Filed by a Party other than the Registrant [ ]

          Check the appropriate box:

          [ ]   Preliminary Proxy Statement   [ ]   Confidential,  for  Use
                                                    of Commission
          [ ]   Definitive Proxy Statement          Only  (as  permitted by
                                                    Rule 14a-6(e)(2))
          [X]   Definitive Additional Materials
          [ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
                Section 240.14a-12

                                Avondale  Industries,  Inc.

                      (Name of Registrant as Specified In Its Charter)

                       Board of Directors of Avondale Industries, Inc.
     (Name of Person(s) Filing Proxy  Statement, if other than the Registrant)

          Payment of Filing Fee (Check the appropriate box):

          [ ]   $125  per  Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1),
                14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
          [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
          [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                1)    Title   of   each  class  of  securities   to   which
                      transaction applies:
                      _____________________________________________

                2)    Aggregate number  of  securities to which transaction
                      applies:
                      ______________________________________________

                3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                      ______________________________________________

                4)    Proposed maximum aggregate value of transaction:
                      ______________________________________________

                5)    Total Fee Paid:
                      ______________________________________________

          [X]   Fee paid previously with preliminary materials.

          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                1)    Amount Previously Paid:
                      _________________________

                2)    Form, Schedule or Registration Statement No.:
                      _________________________

                3)    Filing Party:
                      _________________________

                4)    Date Filed:
                      _________________________

                              AVONDALE INDUSTRIES, INC.        JUNE 1, 1995
                                   PROXY SUPPLEMENT
                        TO PROXY STATEMENT DATED APRIL 3, 1995


               Avondale Industries, Inc. (the "Company") is providing the enclosed supplemental proxy materials to you in connection with the reconvening of the Company's 1995 annual meeting (the "Annual Meeting") at 9:00 a.m. on Tuesday, June 20, 1995 in the main conference room on the second floor of the Company's Administration Building, 5100 River Road, Avondale, Louisiana. The Company has previously distributed to you its proxy statement dated April 3, 1995 (the "Proxy Statement") for the Annual Meeting which was originally convened on April 28, 1995 (the "April Meeting"). Pursuant to the Proxy Statement, the Company's Board of Directors solicited your vote in favor of the election of three director nominees and against five shareholder proposals submitted by a group calling itself the "Avondale Shareholders Committee".

               On April 21, 1995, the Federal District Court of the Eastern District of Louisiana issued a preliminary injunction prohibiting the voting of proxies with respect to the shareholder proposal identified as Item 6 on the Company's Proxy Statement and Proxy. Pursuant to that order, the Company adjourned the Annual Meeting until June 13, 1995 at 9:00 a.m. On May 25, 1995 the Federal District Court amended its previous order, and, based on that amendment, the Company has determined that on June 13, 1995, it will again adjourn and reconvene the Annual Meeting until June 20, 1995 at 9:00 a.m. for the sole purpose of considering and voting on the shareholder proposal. At the April Meeting, the Company's shareholders voted in favor of all three director nominees nominated by the Company's Board of Directors and voted overwhelmingly against the other four shareholder proposals that were permitted under the order to be considered and voted upon at the April Meeting.

               The purpose of these supplemental proxy materials is to solicit your vote against the shareholder proposal. For the reasons set forth in the Proxy Statement and in the enclosed supplemental proxy materials, the shareholder proposal is opposed by the Board of Directors and the Board of Directors unanimously urges you to vote AGAINST the proposal.

               Enclosed is a proxy on which you should indicate your vote on the shareholder proposal. In order to be adopted, the shareholder proposal must receive the affirmative vote of 80% of the total voting power of the Company. THE COMPANY'S BOARD OF DIRECTORS AND MANAGEMENT STRONGLY URGE YOU TO SIGN, DATE AND RETURN THE PROXY WITH A VOTE AGAINST THE SHAREHOLDER PROPOSAL.

                                        BY ORDER OF THE BOARD OF DIRECTORS




                                              Thomas M. Kitchen
                                                  Secretary

          Avondale, Louisiana
          June 1, 1995

               Set   forth   below  is  the  proposal  submitted   by   the
          Shareholders Committee.

          Shareholder Proposal Regarding Bylaw
          Adoption, Amendment or Repeal Process

               RESOLVED:   To amend  Article  VI  of  Avondale  Industries,
               Inc.'s  ("Corporation")   Articles   of   Incorporation   by
               replacing existing language with the following:

               A.   Shareholder Authority

               All shareholders have the authority to propose adoption of new by-laws or amendment or repeal of existing by-laws of the Corporation.

               B.   Adoption, Amendment or Repeal of By-laws

               By-laws  of  the  Corporation  may  be adopted,  amended  or repealed by:

               (i) The affirmative vote of the holders of at least two-thirds of the Total Voting Power at any regular or special meeting of shareholders, the notice of which expressly states that the proposed new by-law, amendment or repeal is to be considered at the meting; or

               (ii) The affirmative vote of the entire  board  of directors and the subsequent affirmative vote of the holders of at least two-thirds of the Total Voting Power at the next regular or special meeting of shareholders, the notice of which expressly states that the proposed new by-law, amendment or repeal is to be considered at the meeting. By-law changes resulting from unanimous board action shall be in effect until ratification by a two-thirds shareholders vote. Any Board of Directors initiated by-law change failing to receive two-thirds shareholder approval at a scheduled vote shall be automatically repealed.

               C.   Re-Amendment or Re-Adoption by the Board of Directors

               The Board of Directors is prohibited from amending or repealing by-law changes that receive the affirmative vote of two-thirds of the Total Voting Power for a period of one year following such vote.

               AND; FURTHER RESOLVED,

               To   amend   Section   13  of  Avondale  Industries,  Inc.'s
               ("Corporation") bylaws by replacing existing language with the following:

               13.1 Shareholder Authority

               All shareholders have the authority to propose adoption of new by-laws or amendment or repeal of existing by-laws of the Corporation.

               13.2 Adoption, Amendment or Repeal of By-laws

               By-laws  of the  Corporation  may  be  adopted,  amended  or repealed by:

               (i) The affirmative vote of the holders of at least two-thirds of the Total Voting Power at any regular or special meeting of shareholders, the notice of which expressly states that the proposed new by-law, amendment or repeal is to be considered at the meeting; or

               (ii) The affirmative vote of  the  entire board of directors and the subsequent affirmative vote of the holders of at least two-thirds of the Total Voting Power at the next regular or special meeting of shareholders, the notice of which expressly states that the proposed new by-law, amendment or repeal is to be considered at the meeting. By-law changes resulting from unanimous board motion shall be in effect until ratification by a two-thirds shareholders vote. Any Board of Directors initiated by-law change failing to receive two-thirds shareholder approval at a scheduled vote shall be automatically repeated.

               13.3 Re-Amendment or Re-Adoption by the Board of Directors

               The Board of Directors is prohibited from amending or repealing by-law changes that receive the affirmative vote of two-thirds of the Total Voting Power for a period of one year following such vote.


          Board of Directors' Statement in Opposition to Bylaw Adoption, Amendment or Repeal Process Proposal

               As the Board has stated in the Proxy Statement, we believe that the Avondale Shareholders Committee is controlled by the United Brotherhood of Carpenters and Joiners of America (the "Union") and its sole purpose in conducting this campaign is to discredit the Company's management and weaken the Company's resolve in opposing the unionization of certain of its employees. However, in addition to objecting to the proposal because it is Union-sponsored, the Company's Board of Directors and management also believe that the proposal should be rejected for the following reasons.

               The  Board  does  not believe  the  implementation  of  this proposal is justified. Currently the Company's Articles and bylaws provisions regarding bylaw amendments permit the bylaws to be adopted, amended, or repealed by a majority of the Board, subject to the power of the holders of 80% of the voting power of the Company to amend or repeal any bylaws so made. Other than the specific percentage vote of the shareholders required, this provision follows the Louisiana Business Corporation Law. The Board believes that vesting the Board of Directors with this authority, subject to the right of a substantial majority of shareholders to undo any bylaw provisions adopted by the Board, strikes the appropriate balance between shareholders and the Board regarding bylaw amendments.

               In so concluding, we note that the Louisiana Business Corporation Law provides that the business and affairs of a corporation is to be managed by a board of directors, and the Board believes it can best fulfill its statutory duties and participate in the management and control of the Company under the current bylaw amendment process. The Board believes that in order to properly discharge its responsibilities, it needs the ability to effect amendments to the bylaws, the set of rules governing the internal affairs of the Company, without the limitations set forth in the proposal, which would prevent the Board from adopting bylaws with any lasting effect without ratification by a vote of two-thirds of the total voting power of the Company. Such a provision is extremely unusual and cumbersome for a public company and would unduly burden the Board in exercising its statutory and fiduciary duties with respect to the Company. In conjunction with the management powers given to the Board by Louisiana law, each member of the Board owes fiduciary duties to the Company and its shareholders. Under Louisiana law, members of the Board may breach their fiduciary responsibility even if they followed the expressed wishes of the majority of shareholders. Because of this risk of liability and the statutorily imposed duty of the Board to manage the affairs of the Company, the Board believes it requires the degree of independence of decisions and discretion regarding changes to the Company's bylaws currently existing. Additionally, we note that this provision of the Company's Articles of Incorporation was approved by the Company's shareholders in 1990 when they voted upon the reincorporation of the Company in Louisiana.

               The Company's Board of Directors and Management strongly urge you to sign, date and return the proxy with a vote AGAINST the shareholder proposal.

                            PROPONENTS' SUMMARY OF ITEM 6


               The U.S. District Court for the Eastern District of Louisiana has ordered that this summary, prepared by the Avondale Shareholder Committee, be attached to the Company's proxy materials.

               This shareholder proposal presents reforms to the by-law amendment process which will give shareholders a greater power to influence the basic rules by which the Company is governed.

               Item 6 would grant shareholders the power to enact new by-laws or to amend or repeal existing by-laws by a two-thirds vote of the total voting power. Once the shareholders take such an action, the Board of Directors would be prohibited from amending or repealing such shareholder-enacted by-law changes for one year following the shareholder vote. Currently, the by-laws require an 80% vote of the total voting power for shareholders to amend or repeal existing by-laws, and a majority of the Board may at any time reverse such changes by re-amending or re-adopting any provision changed by the shareholders.

               Currently, a bare majority of the Board may change the by-laws at any time, without any shareholder ratification. Item 6 would require Board-initiated by-law changes to be unanimous, and such changes would have to be ratified by a two-thirds vote of the total voting power of the shareholders at the next shareholder meeting.

                                  (Detach Proxy Form Here)
     -------------------------------------------------------------------------

                                   AVONDALE INDUSTRIES, INC.
                                     Post Office Box 50280
                                   Avondale, Louisiana  70150

                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                            DIRECTORS OF AVONDALE INDUSTRIES, INC.

              The undersigned hereby appoints Bruce L. Hicks and Kenneth G. Myers, Jr., or either of them, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all shares of common stock of Avondale Industries, Inc. held of record by the undersigned on March 21, 1995 at the reconvened annual meeting of shareholders on June 20, 1995, or any adjournment thereof.



                                    SHAREHOLDER PROPOSAL

           The Board of Directors recommends that you vote AGAINST the shareholder proposal by checking the box marked "AGAINST."

              By-Law Adoption, Amendment or Repeal Proposal

         [  ] AGAINST              [  ] FOR                 [  ] ABSTAIN









                                  (Detach Proxy Form Here)
        -----------------------------------------------------------------------

           This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no directions are given, this proxy will be voted AGAINST the shareholder proposal. The proxy holders named above will vote in their discretion on any other matter that may properly come before the meeting.

           The undersigned hereby revokes any prior proxy heretofore given to any person or persons.



                                        Dated:      ____________________, 1995



                                        ______________________________________
                                                  Signature of Shareholder

                                        ______________________________________
                                         Additional Signature, if held jointly

                                        Please sign  exactly as name appears
                                        hereon.  When signing as attorney,
                                        executor, administrator, trustee  or
                                        guardian, please give full title as
                                        such.  If a corporation, please sign
                                        full corporate name by president or
                                        other authorized officer.  If a
                                        partnership, please sign in partnership
                                        name by authorized person.



                       Please mark, sign, date and return
                 this proxy promptly using the enclosed envelope.